UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

Delwinds Insurance Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One City Centre
1021 Main Street, Suite 1960
Houston, TX 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 337-4077

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	DWIN.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	DWIN	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DWIN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 14, 2022, Delwinds Insurance Acquisition Corp. (“Delwinds” or the “Company”) held a special meeting of its stockholders (the “Meeting”), at which holders of 12,862,348 shares of Delwinds’ common stock (the “Common Stock”) were present in person or by proxy, constituting a quorum for the transaction of business. Only stockholders of record as of the close of business on August 19, 2022, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 16,711,328 shares of Common Stock were outstanding and entitled to vote at the Meeting.

At the Meeting, the Company’s stockholders approved the extension (the “Extension”) of the date by which the Company must consummate its initial business combination from September 15, 2022 to December 15, 2022 (or such earlier date as determined by the Company’s Board) (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
12,770,229	0	0

The transactions (the “Transactions”) contemplated by the previously announced Agreement and Plan of Merger, dated as of February 24, 2022 (as amended on April 26, 2022, July 6, 2022 and August 12, 2022, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), are expected to be consummated on or around September 15, 2022.

However, as previously disclosed in the Company’s definitive proxy statement related to the Meeting, if the Company’s board of directors (the “Board”) determines to implement the Extension, the Company will file an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”), which will extend the date by which the Company must consummate its initial business combination from September 15, 2022 to December 15, 2022.

Additionally, if the Board implements the Extension, FOXO Technologies Inc., a Delaware corporation (“FOXO”) and the target company under the Merger Agreement, will loan to the Company an amount of $0.0225 for each share of Class A common stock of the Company (“Public Share”) that was not redeemed in connection with the Extension for each half-month (commencing on September 16, 2022 and ending on the final day or 15th day of the month, respectively), that the Company needs to complete an initial business combination (collectively, the “Extension Funds”).

If the Extension is implemented, the Company would deposit the Extension Funds into the Company’s trust account and such amount would be distributed either to: (i) all of the holders of Public Shares upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of the Company’s initial business combination.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this report, words such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Additional Information about the Business Combination and Where to Find It

As previously disclosed, on February 24, 2022, Delwinds entered into an Agreement and Plan of Merger (as amended as of April 26, 2022, July 6, 2022 and August 12, 2022, and as may be further amended or supplemented from time to time, the “Merger Agreement”), by and among Delwinds, FOXO, DWIN Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Delwinds (“Merger Sub”), and DIAC Sponsor LLC, a Delaware limited liability company and Delwinds’ sponsor (the “Sponsor”), in its capacity as the representative of the stockholders of Delwinds (other than FOXO’s security holders) (the “Purchaser Representative”) from and after the closing (the “Closing”) of the transactions contemplated by the Merger Agreement, pursuant to which Merger Sub will merge with and into FOXO, with FOXO as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of Delwinds. Delwinds filed with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which contains information about the proposed Business Combination and the respective businesses of FOXO and Delwinds. Delwinds has mailed a final prospectus and definitive proxy statement and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Delwinds has sent to its stockholders in connection with the Business Combination. The information filed by Delwinds contains substantially more information about FOXO than is being furnished with this communication and may contain information that an investor will consider important in making a decision regarding an investment in Delwinds securities. Delwinds stockholders are urged to read the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents contain important information about Delwinds, FOXO and the proposed transaction. Stockholders of Delwinds are also able to obtain a free copy of the proxy statement, as well as other filings containing information about Delwinds, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and Delwinds’ other filings with the SEC can also be obtained, without charge, at Delwinds’ website at www.delwinds.com/investors or upon written request to One City Centre, 1021 Main Street, Suite 1960, Houston, TX 77002.

No Offer or Solicitation

The disclosure herein shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in Solicitation

Delwinds and FOXO and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. Delwinds stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Delwinds in Delwinds’ final prospectus filed with the SEC on December 10, 2020, the Registration Statement and other relevant materials filed with the SEC in connection with the proposed Business Combination. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delwinds Insurance Acquisition Corp.

Dated: September 14, 2022	By:	/s/ Andrew J. Poole
		Name:	Andrew J. Poole
		Title:	Chief Executive Officer

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